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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K




                TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                         Date of Report: August 7, 2003





                               MUZAK HOLDINGS LLC
            (Exact Name of Registrants as Specified in their charter)


           DELAWARE                                              04-3433730
  (State or Other Jurisdiction           333-78573            (I.R.S. Employer
 of Incorporation or Organization)  (Commission File Number) Identification No.)


                               3318 LAKEMONT BLVD.
                               FORT MILL, SC 29708
                                 (803) 396-3000
      (Address, Including Zip Code and Telephone Number including Area Code of Registrants' Principal Executive Offices)

Item 7.  Financial Statements and Exhibits

         (c) Exhibits:

                  Exhibit No.       Description of Exhibit
                  -----------       ----------------------

                     99.1           Press Release issued by Muzak LLC dated
                                    August 7, 2003




Item 12. Disclosure of Results of Operations and Financial Conditions


On August 7, 2003, Muzak LLC, a subsidiary of Muzak Holdings LLC, announced its consolidated financial results for the quarter and six months ended June 30, 2003. A copy of the press release is furnished with this report as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    August 7, 2003

Muzak Holdings LLC



By:      /S/ Stephen P. Villa
     ------------------------------
Name:    Stephen P. Villa
Title:   Chief Financial Officer,
         Chief Operating Officer